Exhibit 10

NOVAVAX, INC.

AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

Adopted by the Board of Directors February 24, 2005; Approved by Stockholders Mary 4, 2005

Amended by the Board of Directors March 7, 2007; Approved by Stockholders June 20, 2007

Amended by the Board of Directors March 10, 2011; Approved by Stockholders June 15, 2011

Amended by the Board of Directors March 1, 2012; Approved by Stockholders June 11, 2012

Amended by the Board of Directors March 2, 2013; Approved by Stockholders June 13, 2013

1.            Purpose.

The purpose of this plan (the “Plan”) is to secure for Novavax, Inc. (the “Company”) and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company’s future growth and success. Except where the context otherwise requires, the term “Company” shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”); (provided, however, that status as a “parent” or “subsidiary” corporation depends on satisfaction of the criteria in Sections 424(e) and (f) as of the date on which such determination is being made, and does not necessarily continue to exist merely because it did so as of the date of grant of an option or other award). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan). The Plan is being amended and restated effective January 1, 2008 to reflect the requirements of Section 409A of the Code.

2.            Type of Stock Awards and Administration.

(a)          Types of Awards. This Plan provides for the grant of stock options, restricted stock awards, stock appreciation rights (SARs), and restricted stock units (RSUs) (collectively, these awards shall be referred to herein as “Stock Awards”). Options granted pursuant to the Plan may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code (“Non-Statutory Options”).

(b)          Administration.

(i)          The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant Stock Awards to purchase shares of the Company’s Common Stock, $.01 par value (“Common Stock”), and issue shares upon the receipt or exercise of such Stock Awards as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective agreements under which Stock Awards are made and the Plan, to proscribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective agreements, which need not be identical, and to make all other determinations which are, in the judgment of the Board of Directors, necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Stock Award agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

(ii)         The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations and Section 3(b) of this Plan delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

(c)          Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule (“Rule 16b-3”), or which are required in order for certain stock or option transactions to qualify for exemption under Rule 16b-3, shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

3.            Eligibility.

(a)          General. Stock Awards may be granted only to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company (collectively, the “Participants”); provided, that the class of Participants to whom Incentive Stock Options may be granted shall be limited to employees of the Company. A person who has been granted a Stock Award may, if he or she is otherwise eligible, be granted additional Stock Awards if the Board of Directors shall so determine.

(b)          Grant of Stock Awards to Directors and Officers After Exchange Act Registration. From and after the registration of the Common Stock of the Company under the Exchange Act, in the discretion of the Board, the selection of a director or an officer (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of a Stock Award, the timing of the Stock Award grant, the purchase or exercise price of the Stock Award, the number of shares subject to the Stock Award and other terms and conditions shall be determined either (i) by the Board of Directors, of which all members shall be “outside directors” and/or “non-employee directors” (as hereinafter defined) or (ii) by the Committee referenced in Section 2(b)(ii) above, consisting of two or more directors having full authority to act in the matter, each of whom shall be an “outside director” and/or “non-employee director” (with any action of the Committee subject to approval or ratification by the Board, if required). For the purposes of the Plan, a director shall be deemed to be a “non-employee director” only if such person qualifies as a “non-employee director” within the meaning of Rule 16b-3, as such term is interpreted from time to time, and shall be deemed to be an “outside director” only if such director qualifies as an “outside director” within the meaning of Section 162(m) of the Code and the applicable Treasury regulations.

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4.            Stock Subject to Plan.

(a)          Initial Share Reserve. Subject to adjustment as provided in Section 11 below, the number of shares of Common Stock which are initially set aside and reserved for issuance under the Plan is 2,565,724 shares, (which includes a total of 565,724 shares of Common Stock that were previously held in reserve under the 1995 Stock Option Plan, but which were unused, and which have been transferred to this Plan). Additionally, if any outstanding stock option granted under the Company’s 1995 Stock Option Plan should for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of common stock that are not acquired under any such stock option shall revert to, and become available for issuance under, this 2005 Stock Incentive Plan. The maximum aggregate number of shares of Common Stock that may be delivered in satisfaction of Stock Awards under the 2005 Stock Incentive Plan is 22,312,192 shares. Subject to adjustment as provided in Section 11 below, no employee shall be eligible to be granted stock options or stock appreciation rights covering more than 900,000 shares of Common Stock during any calendar year.

(b)          Reversion of Shares to the Share Reserve. If any Stock Award under this Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not acquired or returned under such Stock Award shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), then the number of shares that are not delivered shall revert to and again become available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual deliver or attestation), then the number of such tendered shares shall revert to and again become available for issuance under the Plan. Notwithstanding the above, and subject to Section 11 below related to capitalization adjustments, the maximum aggregate number of shares that may be issued upon the exercise of Incentive Stock Options shall in no event exceed 22,312,192 shares.

5.            Stock Option Provisions.

(a)          Form of Option Agreements. As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

(b)          Purchase Price.

(i)          General. Subject to Section 3(b), the purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors; provided, however, that the exercise price of an option shall not be less than 100% of the “Fair Market Value” (as defined below) of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 6. For purposes of this Plan, the term “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

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(1)         If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If the day of determination is not a market trading day, then the trading day prior to the day of determination shall be used.

(2)         In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and consistent with the requirements of Section 409A of the Code.

(ii)         Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a Fair Market Value equal in amount to the exercise price of the options being exercised, or (ii) by any other means approved by the Board, as may be recommended by the Committee referenced in Section 2(b)(ii) above. The Fair Market Value of any shares of the Company’s Common Stock or other non-cash consideration which maybe delivered upon exercise of an option shall be determined by the Board of Directors. If the exercise price of an option is being paid by delivery of already-owned Common Stock of the Company that has been acquired from the Company, directly or indirectly, the Company may require that such already-owned shares have been held by the optionee for a period of more than six (6) months (or such longer or shorter period of time to avoid a charge to earnings for financial accounting purposes).

(c)          Option Period. Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

(d)          Exercise of Options. Each option granted under the Plan shall be exercisable either in full or in installments at such time or times during such period and subject to such conditions as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

(e)          Nontransferability of Options. Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that Non-Statutory Options maybe transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3) or as otherwise expressly permitted in the agreement evidencing any such Non-Statutory Option.

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(f)          Effect of Termination of Employment or Other Relationship. Except as provided in Section 6 with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee’s employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

6	Special Provisions for Incentive Stock Options.

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a)          Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

(b)          10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such Individual:

(i)          The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

(ii)         the option exercise period shall not exceed five years from the date of grant.

(c)          Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

(d)          Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

(i)          an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Non-Statutory Option under the Plan;

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(ii)         if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

(iii)        if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as maybe specified in the applicable option agreement).

(iv)         For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

7.            Additional Provisions Related to Stock Options.

(a)          Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, and shall not cause any option to violate the requirements of Section 409A of the Code.

(b)          Acceleration or Extension of Exercise Dates. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised, but in no event beyond the original term of the option grant.

8.            Provisions of Stock Awards Other Than Options.

(a)          Restricted Stock Awards. As a condition to the grant of an award of restricted stock under the Plan, each recipient of a restricted stock award shall execute a restricted stock award agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. The terms and conditions of restricted stock award agreements may change from time to time, and the terms and conditions of separate restricted stock award agreements need not be identical; provided, however, that each restricted stock award agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

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(i)          Purchase Price. At the time of the grant of a restricted stock award, the Board will determine the price to be paid by the Participant for each share subject to the restricted stock award. To the extent required by applicable law, the price to be paid by the Participant for each share of restricted stock will not be less than the par value of a share of Common Stock. A restricted stock award may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law.

(ii)         Consideration. At the time of the grant of a restricted stock award, the Board will determine the consideration permissible for the payment of the purchase price of the restricted stock. The purchase price of Common Stock acquired pursuant to the award shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) by services rendered or to be rendered to the Company; or (iii) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be paid by deferred payment unless permissible under the Delaware Corporation Law.

(iii)        Vesting. Shares of Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)         Termination of Participant’s Service. In the event that a Participant’s service as an employee, director, consultant or advisor to the Company terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock award agreement. The Company may delay the exercise of its repurchase option for such period of time required to avoid a charge to earnings for financial accounting purposes.

(v)          Transferability. Rights to purchase or receive shares of Common Stock granted under a restricted stock award shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock award agreement, as the Board shall determine in its discretion, and so long as Common Stock awarded then remains subject to the terms of the restricted stock award agreement.

(b)          Restricted Stock Units. As a condition to the grant of a unit of restricted stock under the Plan, each recipient of a restricted stock unit shall execute a restricted stock unit agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. The terms and conditions of restricted stock unit agreements may change from time to time, and the terms and conditions of separate restricted stock unit agreements need not be identical; provided, however, that each restricted stock unit agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)          Consideration. At the time of grant of a restricted stock unit award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the restricted stock unit award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a restricted stock unit award will not be less than the par value of a share of Common Stock. Such consideration may be paid in any form permitted under applicable law.

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(ii)         Vesting. At the time of the grant of a restricted stock unit award, the Board may impose such restrictions or conditions to the vesting of the shares restricted stock unit as it deems appropriate.

(iii)        Payment. A restricted stock unit award may be settled by the delivery of shares of Common Stock, their cash equivalent, or an combination of the two, as the Board deems appropriate. Settlement of such restricted stock unit award shall occur no later than two and one-half (2½) months following the year in which such restricted stock unit award vests.

(iv)         Additional Restrictions. At the time of the grant of a restricted stock unit award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of restricted stock (or their cash equivalent) after the vesting of such Award; provided that no such restriction or condition shall cause a restricted stock unit award to violate the requirements of Section 409A of the Code.

(v)          Dividend Equivalents. Dividend equivalents may be credited in respect of restricted stock units, as the Board deems appropriate. Such dividend equivalents may be converted into additional restricted stock units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equal to the number of restricted stock units then credited by (2) the Fair Market Value per share of Common Stock on the payment date for such dividend. The additional restricted stock units credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying award to which they relate. Dividend equivalents shall be settled at the same time as the restricted stock unit awards to which they relate.

(vi)         Termination of Participant’s Service. Except as otherwise provided in the applicable Stock Award agreement, restricted stock units (and any related dividend equivalents) that have not vested will be forfeited upon the Participant’s termination of Continuous Service for any reason.

(c)          Stock Appreciation Rights. As a condition to the grant of a stock appreciation right under the Plan, each recipient of a stock appreciation right shall execute a stock appreciation right agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. The terms and conditions of stock appreciation right agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)          Calculation of Appreciation. Each stock appreciation right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a stock appreciation right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the stock appreciation right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such stock appreciation right and with respect to which the Participant is exercising the stock appreciation right on such date, over (B) the aggregate Fair Market Value (on the date of grant of the stock appreciation right), or such higher value assigned by the Committee, of the same number of Common Stock equivalents awarded to the Participant under the stock appreciation right award.

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(ii)         Vesting. At the time of the grant of a stock appreciation right, the Board may impose such restrictions or conditions to the vesting of such right as it deems appropriate.

(iii)        Exercise. To exercise any outstanding stock appreciation right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the stock appreciation rights agreement evidencing such right.

(iv)         Payment. The appreciation distribution in respect of a stock appreciation right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.

(v)          Termination of Participant’s Service. If a Participant’s service as an employee, director, consultant or advisor to the Company terminates for any reason, any unvested stock appreciation rights shall be forfeited and any vested stock appreciation rights shall be automatically redeemed by the Company.

9.            General Restrictions.

(a)          Investment Representations. The Company may require any person to whom a Stock Award is granted, as a condition of receiving or exercising such Stock Award, as applicable, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Stock Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

(b)          Compliance With Securities Laws. Each Stock Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Award may not be issued or exercised, as applicable in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

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10.           Rights as a Stockholder.

The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

11.           Adjustment Provisions for Recapitalizations and Related Transactions.

(a)          If (i) the outstanding shares of Common Stock are (A) exchanged for a different number or kind of shares or other securities of the Company or (B) increased or decreased as a result of any recapitalization, reclassification, stock dividend, stock split or reverse stock split or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Stock Awards under the Plan, and (z) the price for each share subject to any then outstanding Stock Awards under the Plan, without changing the aggregate purchase price for such Stock Awards or as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 11 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

(b)          Any adjustments under this Section 11 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

12.           Merger, Consolidation, Asset Sale, Liquidation, etc.

(a)          General. In the event of (i) a consolidation, merger, combination or reorganization of the Company, in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, (ii) the sale, lease or other disposition of all or substantially all of the assets of the Company, (iii) a transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities that were not shareholders of the Company immediately prior to their acquisition of Company securities as part of such transaction become the owners, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (a “Securities Acquisition”) other than by virtue of a merger, consolidation or similar transaction, or (iv) a dissolution or liquidation of the Company (hereinafter, each of the events described in (i) through (iv) above shall be a “Corporate Transaction”), then the Board of Directors of the Company, shall take any one or more of the following actions, as to outstanding Stock Awards: (i) provide that such Stock Awards shall continue in existence with appropriate adjustments or modifications, if applicable, or provide that such Stock Awards shall be assumed, or equivalent stock awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options, or other Stock Awards to the extent they are unexercised or unvested (i.e., in the case of restricted stock, the Company has a reacquisition or repurchase right as to the stock), including Stock Awards that are “out-of-the-money” or “underwater,” will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, if applicable, (iii) in the event of a consolidation, merger, combination, reorganization or Securities Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the transaction (the “Sale Price”), make or provide for a cash payment to the Participant equal to the difference between (A) the Sale Price times the number of shares of Common Stock subject to such outstanding Stock Awards (to the extent then vested or exercisable at prices not in excess of the Sale Price), and (B) the aggregate exercise price of all such outstanding Stock Awards in exchange for the termination of such Stock Awards, or (iv) provide that all or any outstanding Stock Awards shall become vested and exercisable in full or part (or any reacquisition or repurchase rights held by the Company shall immediately lapse in full or part) at or immediately prior to such event. To the extent set forth in any option agreement or other stock award agreement, the Board or its designee may specifically provide, either at the time of grant or thereafter, that any of the preceding actions shall or shall not occur or be taken with respect to an outstanding award.

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(b)          Change in the Incumbent Board. The Board or its designee may provide for the accelerated vesting or exercisability of a Stock Award (including the lapse of any reacquisition or repurchase rights in favor of the Company) upon the occurrence of a Change in the Incumbent Board (as defined below) in any option agreement or other stock award agreement at the time of grant of the Stock Award, or at any time thereafter. A “Change in the Incumbent Board” shall be deemed to occur if the existing members of the Board on the date this Plan is initially adopted by the Board (the “Incumbent Board”) cease to constitute at least a majority of the members of the Board, provided, however, that any new Board member shall be considered a member of the Incumbent Board for this purpose if the appointment or election (or nomination for such election) of the new Board member was approved or recommended by a majority vote of the members of the Incumbent Board who are then still in office.

(c)          Substitute Options. The Company may grant Stock Awards under the Plan in substitution for Stock Awards held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger, consolidation, combination or reorganization of the employing corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute Stock Awards be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

13.           No Special Employment Rights.

Nothing contained in the Plan or in any Stock Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant.

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14.           Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the issuance of a Stock Award, the lapse of any restrictions thereon, or the exercise of an option, or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

15.           Amendment of the Plan.

(a)          The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3 (if then applicable), the Board of Directors may not effect such modification or amendment without such approval.

(b)          Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect the Participants rights under a Stock Award previously granted to him or her. With the consent of the affected Participant, the Board of Directors may amend outstanding Stock Award agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding Stock Award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 (if then applicable).

16.           Withholding.

(a)          The Company shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued pursuant to a Stock Award or upon exercise of options under the Plan, and including the lapse of any restrictions with respect to a Stock Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, a Participant may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the Participant. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 16(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

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(b)          Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

17.           Effective Date and Duration of the Plan.

(a)          Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Stock Award granted under the Plan shall become exercisable, and no restricted stock award shall be granted, unless and until the Plan shall have been approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, options previously granted under the Plan shall not vest and shall terminate and no options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 15) shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular person) unless and until such amendment shall have been approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, Stock Awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

(b)          Termination. The Board may suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not adversely affect a Participant’s rights under a Stock Award previously granted to the Participant while the Plan is in effect except with the consent of the Participant. Unless sooner terminated in accordance with this Section or Section 12, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors. Stock Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

18.           Provision for Foreign Participants.

The Board of Directors may, without amending the Plan, modify Stock Awards or options granted to Participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

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